Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code)
Pursuant  to  Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Gristede's Foods, Inc., a Delaware corporation (the
"Company"),  does  hereby  certify,  to  such  officer's  knowledge,  that:

The Annual Report of Form 10-K for the year ended December 1, 2002 (the "Form 10-K") of the Company fully complies with the requirements of Section

13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 4, 2003
/s/ John A. Catsimatidis
Name:  John A. Catsimatidis
Chief  Executive Officer

Dated:  March 4, 2003
/s/  Gary Pokrassa
Name: Gary Pokrassa
Chief Financial Officer

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and is not being furnished as part of Form 10-K or as a separate disclosure document.


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